Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events:

Dividend payment: During July 2023, the Company paid monthly cash dividends of $0.1615 per share on its outstanding Series A Preferred Shares, amounting to $65. Similarly, on July 29, 2023, the Board of Pyxis declared a monthly dividend of $0.1615 per share, for the month of August 2023. The cash dividend of $65 will be payable on August 21, 2023, to holders of record as of August 14, 2023.

Formation of a 60% Drybulk Joint Venture: During July 2023, the Company’s Board, consisting of a majority of independent members, unanimously approved a $6.8 million equity investment in a newly formed company, which has agreed to acquire a 2016 Japanese built 63,520 metric tons deadweight Ultramax bulk carrier from an un-affiliated third party. The Company will own 60% of this joint venture and the remaining 40% will be owned by a company related to our Chairman and Chief Executive Officer, Mr. Valentis. This scrubber-fitted eco-vessel is geared with four cargo cranes and a ballast water treatment system which provide optimal operating flexibility, lower environmental emissions and attractive fuel economics. The purchase price of the bulk carrier will be $28.5 million, which we anticipate will be partially funded by a $19.0 million five-year secured bank loan priced at SOFR plus a margin of 2.35%. The vessel will be managed by Konkar Shipping Services, S.A., a company that is related to our Chairman and Chief Executive Officer, which is a long-time successful owner and manager of dry bulk vessels. The transaction is expected to close by late August, 2023 and is subject to the execution of definitive documentation and standard closing conditions.